UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2007 (February 16, 2007)

AMERICAN CAMPUS
COMMUNITIES, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	001-32265	76-0753089
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 Las Cimas Parkway, Suite 400, Austin, TX 78746

(Address of principal executive offices) (Zip Code)

512-732-1000

(Registrants’ telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, American Campus Communities, Inc. (hereby referred to as the “Company”, “we,” “our”, and “us”) hereby amends our Current Report on Form 8-K filed on February 22, 2007, to provide the required financial statements relating to our acquisition of a portfolio of three student housing properties (the “Edwards Portfolio”) from The Edwards Companies, as described in such Current Report.

Page
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Report of Independent Registered Public Accounting Firm	1

Combined Statement of Revenues and Certain Expenses for the Edwards Portfolio for the year ended December 31, 2006	2

Notes to Combined Statement of Revenues and Certain Expenses	3

(b) Pro Forma Financial Information

Pro Forma Financial Information	4

Pro Forma Condensed Consolidated Balance Sheet for American Campus Communities, Inc. and Subsidiaries as of December 31, 2006 (unaudited)	5

Pro Forma Condensed Consolidated Statement of Operations for American Campus Communities, Inc. and Subsidiaries for the Year Ended December 31, 2006 (unaudited)	6

Notes to Pro Forma Condensed Consolidated Financial Statements	7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Campus Communities, Inc.
(Registrant)

Date: May 4, 2007	By:	/s/ Jonathan A. Graf
Senior Vice President, Chief Accounting Officer and Treasurer

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Campus Communities, Inc.

We have audited the combined statement of revenues and certain expenses of the Edwards Portfolio (the “Portfolio”), located in Ypsilanti, Michigan; Lexington, Kentucky; and Toledo, Ohio for the year ended December 31, 2006. The financial statement is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of American Campus Communities, Inc. and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Portfolio as described in Note 1 for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States.

Ernst & Young, LLP
Austin, TX
May 1, 2007

Edwards Portfolio
Combined Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2006
(dollars in thousands)

Revenues:
Base rents	$10,890
Other income	439
Total revenues	11,329

Certain expenses:
Real estate taxes	977
Property operating expenses	3,466
Management fees	482
Total certain expenses	4,925

Revenues in excess of certain expenses	$6,404

See accompanying notes to combined statement of revenues and certain expenses

American Campus Communities, Inc. and Subsidiaries
Notes to Combined Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2006

1. Basis of Presentation

The accompanying combined statement of revenues and certain expenses includes the combined operations for the year ended December 31, 2006 for a three-property portfolio containing 1,887 beds (the “Edwards Portfolio”). The three properties serve students attending the University of Kentucky, Lexington, the University of Toledo, Ohio and Eastern Michigan University, Ypsilanti. On February 16, 2007, American Campus Communities Operating Partnership, LP (the “Operating Partnership”) acquired the Edwards Portfolio for a total purchase price of $102.0 million. Consideration for the transaction included cash and assumed fixed-rate mortgage debt.

The accompanying combined statement of revenues and certain expenses for the year ended December 31, 2006 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statement of revenues and certain expenses is not intended to be a complete presentation of the actual operations of the properties for the year ended December 31, 2006, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Edwards Portfolio have been excluded. Expenses excluded consist of interest expense, depreciation, amortization, and certain corporate expenses not directly related to the future operations of the Edwards Portfolio.

The Edwards Portfolio consists of the following properties:

Property	Primary University Served	Units	Beds
Newtown Crossing (1)	University of Kentucky	332	858
Olde Towne University Square	University of Toledo	224	550
Peninsular Place	Eastern Michigan University	184	479
Total		740	1,887

(1) Excludes the pre-purchase of an additional phase consisting of 84 beds currently under construction for $4.6 million, subject to the satisfaction of certain conditions. The completion of the additional phase is expected in August 2007.

2. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Rental Revenue Recognition

Students are required to execute lease contracts with payment schedules that vary from single to monthly payments. Rental income is generally recognized on a straight-line basis over the terms of the leases.

4. Management Fees

Peninsular Place and Newtown Crossing were managed by a third-party management company, pursuant to an agreement which provides for management fees of 5.0% and 4.0%, respectively, of monthly net cash receipts, as defined. Management fees of approximately $350,000 for the year ended December 31, 2006 were incurred for these two properties. Olde Towne University Square was managed by a third party management company, pursuant to an agreement which provides for management fees of 5.0% of month cash receipts, less fees paid to the University of Toledo. Total management fees incurred for Olde Towne University Square were approximately $132,000 for the year ended December 31, 2006, net of fees of $6,450 per month incurred pursuant to an agreement with the University of Toledo.

5. Commitments and Contingencies

In the normal course of business, the Edwards Portfolio is subject to claims, lawsuits, and legal proceedings. While it is not possible to ascertain the ultimate outcome of such matters, in management’s opinion, the liabilities, if any, in excess of the amounts provided or covered by insurance, are not expected to have a material adverse effect on the results of operations.

American Campus Communities, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Year Ended December 31, 2006

The following unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2006 are presented as if American Campus Communities, Inc. and Subsidiaries (the “Company”) had acquired the Edwards Portfolio as of December 31, 2006 for the pro forma condensed consolidated balance sheet and as of January 1, 2006 for the pro forma condensed consolidated statement of operations. In addition, the unaudited pro forma condensed consolidated statement of operations assumes that the Company’s acquisition of a portfolio of 13 properties on March 1, 2006 and the Company’s September 2006 equity offering occurred as of January 1, 2006.

These pro forma financial statements should be read in conjunction with the Company’s historical financial statements, including the notes thereto, as filed on Form 10-K for the year ended December 31, 2006. The pro forma condensed consolidated financial statements are unaudited and are not necessarily indicative of what the financial position or the actual results of operations would have been had the Company completed the acquisition of the Edwards Portfolio on December 31, 2006 or January 1, 2006, respectively, nor do they purport to represent the financial position or the results of operations of the Company as of any future date or for any future periods.

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2006
(unaudited, dollars in thousands)

	Consolidated American Campus Communities, Inc. and Subsidiaries	Edwards Portfolio Pro Forma Adjustments		Company Pro Forma
Assets
Investments in real estate, net	$770,885	$101,218	(A)	$872,103
Cash and cash equivalents	79,107	(29,686)	(B)	49,421
Restricted cash	11,260	249	(C)	11,509
Student contracts receivable, net	3,129	-		3,129
Other assets	20,000	1,089	(D)	21,089
Total assets	$884,381	$72,870		$957,251

Liability and stockholders’ equity

Liabilities:
Secured debt	$432,294	$70,738	(E)	$503,032
Accounts payable and accrued expenses	13,616	427	(F)	14,043
Other liabilities	29,436	1,705	(G)	31,141
Total liabilities	475,346	72, 870		548,216

Minority interests	39,561	-		39,561

Stockholders’ equity:
Common stock	229	-		229
Additional paid in capital	382,367	-		382,367
Accumulated earnings and distributions	(13,533)	-		(13,533)
Accumulated other comprehensive income	411	-		411
Total stockholders’ equity	369,474	-		369,474

Total liabilities and stockholders’ equity	$884,381	$72,870		$957,251

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006
(unaudited, dollars in thousands, except share and per share data)

	Company Year Ended December 31, 2006	Completed Transactions (a)	Edwards Portfolio (b)	Pro Forma Adjustments		Pro Forma Consolidated
Revenues	$118,953	$5,109	$11,329	$-		$135,391

Operating expenses:
Property operating expenses	51,590	2,198	4,925	-		58,713
Third party development and management services	5,564	-	-	-		5,564
General and administrative	6,278	-	-	-		6,278
Depreciation and amortization	24,864	1,031	-	4,152	(c)	30,047
Ground/facility lease	857	-	-	-		857
Total operating expenses	89,153	3,229	4,925	4,152		101,459

Operating income (loss)	29,800	1,880	6,404	(4,152)		33,932

Nonoperating income and (expenses):
Interest income	1,230	-	-	-		1,230
Interest expense	(25,937)	(1,162)	-	(4,128)	(d)	(31,227)
Amortization of deferred financing costs	(1,365)	(38)	-	(96)	(e)	(1,499)
Total nonoperating expenses	(26,072)	(1,200)	-	(4,224)		(31,496)

Income before income taxes and minority interests	3,728	680	6,404	(8,376)		2,436
Income tax provision	(28)	-	-	-		(28)
Minority interests	(2,038)	-	-	1,520	(f)	(518)
Income (loss) from continuing operations	1,662	680	6,404	(6,856)		1,890

Discontinued operations	20,935	-	-	(1,826)	(f)	19,109
Net income (loss)	$22,597	$680	$6,404	$(8,682)		$20,999

Income per share
Basic	$1.20					$0.92
Diluted	$1.17					$0.92

Weighted average common shares outstanding:
Basic	18,907,061			4,008,143	(g)	22,915,204
Diluted	20,967,946			4,364,430	(h)	25,332,376

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
For the Year Ended December 31, 2006

1. Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)	Reflects the purchase price of the Edwards Portfolio and related acquisition costs incurred.

(B)	Reflects the net cash outlay at closing.

(C)	Reflects the assumption of escrow accounts required by the lenders of the fixed-rate mortgage debt assumed.

(D)
Reflects the following: (i) approximately $0.9 million recorded to reflect the intangible asset associated with the value of in-place leases assumed, (ii) approximately $0.7 million in deferred financing costs incurred in connection with the assumption of fixed-rate mortgage debt, (iii) approximately $0.8 million in prepaid expenses and miscellaneous accounts receivable assumed at closing, and (iv) a reduction of approximately $1.3 million related to the reclassification of earnest money deposits and acquisition costs paid prior to closing to investments in real estate upon closing of the transaction.

(E)
Reflects approximately $70.7 million in fixed rate mortgage debt assumed at a weighted average interest rate of 5.65%, and approximately $0.1 million of debt premiums (net of discounts) recorded to reflect the fair market value of debt assumed.

(F)	Reflects accrued property taxes and interest assumed at closing.

(G)	Reflects approximately $1.4 million of deferred income and prepaid rent and approximately $0.3 million of security deposits assumed at closing.

2. Adjustments to Pro Forma Condensed Consolidated Statement of Operations

(a)	Reflects the historical operations as well as certain pro forma adjustments for a 13-property portfolio containing approximately 5,700 beds acquired on March 1, 2006.

(b)	Reflects the historical operations of the Edwards Portfolio for the year ended December 31, 2006.

(c)	Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value and the amortization of intangible lease assets recognized upon acquisition of the Edwards Portfolio.

(d)	Reflects additional interest expense incurred related to the Edwards Portfolio fixed-rate mortgage debt assumed by the Company and valued at fair market value.

(e)	Reflects the amortization of financing costs incurred in connection with the Edwards Portfolio debt assumed by the Company.

(f)
Represents the approximate 9% share of income from continuing operations and discontinued operations allocable to certain external holders of common units of limited partnership interest in the Operating Partnership.

(g)	Assumes that shares issued in connection with our September 2006 equity offering were issued on January 1, 2006.

(h)
Assumes that shares issued in connection with our September 2006 equity offering were issued on January 1, 2006. Also assumes that common and preferred units of limited partnership interest in our Operating Partnership issued as partial consideration for the March 1, 2006 acquisition of a 13-property portfolio were issued on January 1, 2005.